UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) August 5, 2003

                               Axeda Systems Inc.
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                   DELAWARE            000-26287       23-2763854
            -----------------------  ------------   -------------------
           (State or other juris-     (Commission     (IRS Employer
          diction of incorporation)   File Number)  Identification No.)


                       21 Oxford Road, Mansfield, MA 02048
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (508)-337-9200

                                       N/A
        ----------------------------------------------------------------
                   (Former name or former address, if changed
                              since last report.)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 5, 2003 the Company issued a press release announcing, among other things, its financial results for the second quarter of 2003. A copy of the Company's press release is included in this report as Exhibit 99.1 and incorporated herein by reference. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

Based on its first half results and the economic outlook, Axeda is revising its guidance for 2003, narrowing the range of net loss expectation and lowering its revenue and expense projections. The Company now expects the net loss for the full year to be in the range of $(12.0) million to $(13.7) million, which is within the guidance provided at the beginning of the year. Axeda is projecting revenues for 2003 to be in the range of $13.0 million to $15.0 million, representing DRM growth of 20% to 38% from 2002 results. The Company is projecting a year-end cash balance in the range of $3.0 million to $4.0 million.

The following table is provided because the Company believes that adjusted net loss is an additional meaningful measure of its operating performance. Management believes that adjusted net loss is a useful indicator of the Company's ongoing operating performance, and a tool that can provide meaningful insight into financial performance. This information will necessarily be different from comparable information provided by other companies and should not be used as an alternative to Axeda's operating and other financial information as determined under accounting principles generally accepted in the United States of America ("GAAP").

 Guidance to the Investment Community
 In thousands, except per share amounts

                                                2003 Estimate                     Quarter Ended
                                             --------------------        --------------------------------
                                               Low    -    High          June 30, 2003      June 30, 2002
                                             --------    --------           --------         ---------
Revenues                                      $13,000 - $ 15,000               $2,774            $3,543
                                              =======   ========               ======            ======

Net GAAP loss                                $(12,000) - $(13,700)            $(4,853)         $(10,475)
                                             --------    --------           --------           --------
Non-cash expenses (1):
    Depreciation and amortization              $1,900  - $  1,950                $421              $855
       Stock-based compensation                  $700  - $    750                $204              $316
                                               ------    --------                ----              ----
  Total non-cash expenses                      $2,600  - $  2,700                $625            $1,171
                                               ------    --------                ----            ------

Adjusted net loss (2)                         $(9,300) - $(11,100)            $(4,228)          $(9,304)
                                              =======    ========             =======           =======

Adjusted net loss per share (3)               $(0.34)  -  $(0.41)             $(0.16)           $(0.34)
                                              ======      ======               =====            ======


(1) Non-cash expenses consist of depreciation, amortization of intangible assets, and stock-based compensation.

(2) Adjusted net loss excludes non-cash expenses.

(3) 2003 Estimate is based on estimated weighted average shares outstanding of 27,240.


This report contains certain forward-looking statements that are intended to be covered by the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding Axeda's expected financial results for 2003, reductions in operating expenses, and Axeda's growing leadership position in the DRM market, among others. Such statements are based on current expectations of future events that involve a number of risks and uncertainties that may cause the actual events of future results to differ from those discussed herein. Such factors include, but are not limited to: Axeda's ability to become profitable; future expenses; future results of operations; uncertainties in the market for DRM solutions and the potential for growth in the DRM market; Axeda's ability to raise capital; declining sales of Axeda's legacy products; the current economic slowdown and Axeda's dependence on the cyclical software industry; present and future competition; Axeda's ability to manage technological change and respond to evolving industry standards; Axeda's ability to manage growth and attract and retain additional personnel; the long sales cycle for DRM solutions; Axeda's customers' ability to implement or integrate its DRM solutions successfully and in a timely fashion, receive expected functionality and performance, or achieve benefits attributable to its DRM solutions; limited distribution channels; dependence on strategic partners; the difficulty of protecting proprietary rights; the potential for defects in products; claims for damages asserted against us; and risks from international operations. In addition, such forward-looking statements are necessarily dependent upon assumptions, estimates and dates that may be incorrect or imprecise and involve known and unknown risks and other factors. Accordingly, any forward-looking statements do not purport to be predictions of future events or circumstances and may not be realized. Readers are advised to read Axeda Systems' Annual Report on Form 10-K, quarterly reports on Form 10-Q, particularly those sections entitled "Factors That May Affect Future Results" and "Risk Factors" for a more complete discussion of these and other risks and uncertainties.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company undertakes no obligation to update or otherwise release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Axeda Systems Inc.

Date: August 5, 2003                  By:   /s/ Thomas J. Fogarty
                                            --------------------------
                                            Thomas J. Fogarty,
                                            Executive Vice President and
                                             Chief Financial Officer

INDEX TO EXHIBITS

 Exhibit    Description
================================================================================
  Number
===========
   99.1 Press Release, dated August 5, 2003, issued by Axeda Systems Inc. announcing its financial results for the second quarter of 2003.